Exhibit 1.01

CITIGROUP FUNDING INC.

29,166,667 SYNDECSSM (Debt Exchangeable for Common StockSM)

Variable Rate Exchangeable Notes Due September 27, 2008

(Subject to Exchange into Shares of Class A Common Stock

of Genworth Financial, Inc.)

Payments Due from Citigroup Funding Inc.

Fully and Unconditionally Guaranteed by Citigroup Inc.

UNDERWRITING AGREEMENT

NewYork,New York
September 21, 2005

CITIGROUP GLOBAL MARKETS INC.

As Representative of the several Underwriters,

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Citigroup Funding Inc., a Delaware corporation (“Funding”), proposes to issue and to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom you (the “Representative”) are acting as the representative, an aggregate of 29,166,667 SynDECS (Debt Exchangeable for Common Stock) consisting of $860,416,676.50 aggregate principal amount of its Variable Rate Exchangeable Notes Due September 27, 2008 (the “Underwritten SynDECS”), to be issued under an indenture (the “Indenture”) dated as of June 1, 2005 among Funding, Citigroup Inc., a Delaware corporation, as guarantor (the “Guarantor”), and The Bank of New York, as trustee (the “Trustee”), as amended to the date hereof. Funding also proposes to grant to the Underwriters an option to purchase up to 4,375,000 additional SynDECS to cover over-allotments (the “Option SynDECS”; the Option SynDECS, together with the Underwritten SynDECS, hereinafter called the “SynDECS”). At maturity (including as a result of acceleration or otherwise), the SynDECS will be mandatorily exchanged by Funding into shares of Class A Common Stock, par value $.001 per share (the “Genworth Common Stock”), of Genworth Financial, Inc., a Delaware corporation (the “Company”), at the rate specified in the Funding Prospectus Supplement (as defined below), or the cash equivalent of those shares, or a combination of cash and shares. Payments due from Funding on the SynDECS will be fully and unconditionally guaranteed by the Guarantor pursuant to the Indenture (the “Guarantee”). In addition, GE Financial Assurance Holdings, Inc., a Delaware corporation (the “Selling Stockholder”), proposes, subject to the terms and conditions stated herein, to sell to Citigroup Global Markets Inc. (“CGMI”), as purchaser, an aggregate of 21,000,000 shares of Genworth Common Stock (the “Firm Principal Genworth Shares”). The Selling Stockholder

also proposes to grant to CGMI an option to purchase up to 3,150,000 additional shares of Genworth Common Stock subject to the terms and conditions provided herein (the “Option Principal Genworth Shares”; the Option Principal Genworth Shares, together with the Firm Principal Genworth Shares, being hereinafter called the “Principal Genworth Shares”).

Concurrently with this agreement (this “Agreement”), the Company and the Selling Stockholder have entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Equity Underwriters”), pursuant to which the Selling Stockholder has agreed to sell, and the Equity Underwriters have agreed to purchase, the number of shares of Genworth Common Stock specified therein (including any additional shares the Equity Underwriters may elect to purchase thereunder) (the “Underwritten Genworth Shares”, and, together with the Principal Genworth Shares, the “Securities”) on the dates specified therein in accordance with the terms thereof.

The Company has filed with the Commission the Company Registration Statement, including the Company Prospectus, pursuant to which the Selling Stockholder and its transferees may offer and sell the Principal Genworth Shares. If the Company has filed a Rule 462(b) Company Registration Statement, then any reference herein to the term “Company Registration Statement” shall be deemed to include such Rule 462(b) Company Registration Statement.

Any reference herein to the Funding Registration Statement, the Funding Prospectus, any Funding Preliminary Prospectus Supplement or the Funding Prospectus Supplement (each, as defined below) shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Funding Registration Statement, or the issue date of the Funding Prospectus, any Funding Preliminary Prospectus Supplement or the Funding Prospectus Supplement, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Funding Registration Statement, the Funding Prospectus, any Funding Preliminary Prospectus Supplement or the Funding Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Funding Registration Statement or the issue date of the Funding Prospectus, any Funding Preliminary Prospectus Supplement or the Funding Prospectus Supplement deemed to be incorporated therein by reference.

Any reference herein to the Company Registration Statement, the Company Prospectus, any Company Preliminary Prospectus Supplement or the Company Prospectus Supplement (each, as defined below) shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Company Registration Statement, or the issue date of the Company Prospectus, any Company Preliminary Prospectus Supplement or the Company Prospectus Supplement, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Company Registration Statement, the Company Prospectus, any Company Preliminary Prospectus Supplement or the Company

Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Company Registration Statement or the issue date of the Company Prospectus, any Company Preliminary Prospectus Supplement or the Company Prospectus Supplement deemed to be incorporated therein by reference.

The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 22 hereof.

1. Representations and Warranties of Funding and the Guarantor. Funding and the Guarantor, jointly and severally, represent and warrant to, and agree with, each Underwriter that:

(a) A registration statement on Form S-3 (File No. 333-122925), including a related prospectus, relating to debt securities of Funding has been prepared by Funding and the Guarantor in conformity in all material respects with the requirements of the Act and the Trust Indenture Act, and the Rules and Regulations of the Commission thereunder, and has been filed with the Commission and has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment to the Registration Statement was so prepared and filed and any such amendment has become effective. A preliminary prospectus supplement (the “Funding Preliminary Prospectus Supplement”) and a final prospectus supplement (the “Funding Prospectus Supplement”), including a prospectus, relating to the SynDECS has been or will be so prepared and has been or will be filed pursuant to Rule 424 under the Act. Copies of such registration statement and prospectus, any Funding Preliminary Prospectus Supplement and the Funding Prospectus Supplement, including in each case any amendment or supplement, and all documents incorporated by reference therein which were filed with the Commission on or prior to the date hereof have been delivered to you;

(b) The Funding Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Funding Registration Statement and the Funding Prospectus, and any amendment or supplement thereto, as of the date hereof and at the Closing Date (as defined in Section 5 hereof) and on any date on which Option SynDECS are purchased, if such date is not the Closing Date (a “settlement date”), conformed or will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; and no such document included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the foregoing shall not apply to (i) statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to Funding by or on behalf of any Underwriter through you, specifically for use in the preparation thereof or (ii) that part of the Funding Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee; and

(c) The documents incorporated by reference in the Funding Registration Statement, the Funding Prospectus and the Funding Prospectus Supplement, when they became effective or were filed with the Commission, as the case may be, under the Exchange Act, conformed, and any documents so filed and incorporated by reference after the date hereof will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, and the Rules and Regulations thereunder.

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

(a) The Company Registration Statement has become effective; no stop order suspending the effectiveness of the Company Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by the Commission;

(b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Company Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Company Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain as of the Closing Date and any applicable settlement date any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Company Registration Statement and the Company Prospectus comply and, as amended or supplemented, if applicable, will comply as of the Closing Date and any applicable settlement date in all material respects with the Act and the applicable Rules and Regulations of the Commission thereunder and (iv) the Company Prospectus does not contain and, as amended or supplemented, if applicable, will not contain as of the Closing Date and any applicable settlement date any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Company Registration Statement or the Company Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein;

(c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Company Prospectus and to enter into and perform its obligations under this Agreement, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(d) Each subsidiary of the Company set forth on Schedule II hereto (each, a “Designated Subsidiary” and, collectively, the “Designated Subsidiaries”) has been duly incorporated or formed, is validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the full power and authority to own its property and to conduct its business as currently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each Designated Subsidiary owned directly or indirectly by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as described in the Company Prospectus; for purposes of this Agreement, Schedule II hereto includes each subsidiary of the Company that is a “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission);

(e) This Agreement has been duly authorized, executed and delivered by the Company;

(f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Company Prospectus;

(g) The outstanding shares of Genworth Common Stock (including the Principal Genworth Shares to be sold by the Selling Stockholder) have been duly authorized and are validly issued, fully paid and non-assessable;

(h) (A) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene (i) any provision of applicable law or the certificate of incorporation or by-laws of the Company, (ii) any agreement or other instrument binding upon the Company or any of its subsidiaries (except to the extent such contravention would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole), or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and (B) no consent, approval, authorization or order of, or qualification with, any U.S. federal, state or local governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as has been obtained and as may be required to be obtained by the Company under the securities or Blue Sky laws of the various states in connection with the offer and sale of the SynDECS and the Principal Genworth Shares;

(i) Neither the Company nor any of its Designated Subsidiaries is in violation of its certificate of incorporation, by-laws or other constituent documents; neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any agreement or other instrument binding upon the Company or any of its subsidiaries, except to the extent such default would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(j) There has not occurred any material adverse change in the financial condition or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Company Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement);

(k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Company Registration Statement or the Company Prospectus and are not so described therein or any statutes, regulations, contracts or other documents that are required to be described in the Company Registration Statement or the Company Prospectus or to be filed as exhibits to the Company Registration Statement that are not described or filed as required;

(l) Each preliminary prospectus filed as part of the Company Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and the applicable Rules and Regulations;

(m) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Company Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(n) Except as described in the Company Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Company Registration Statement;

(o) Subsequent to the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described or otherwise contemplated in the Company Prospectus;

(p) The Company and its Designated Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Company Prospectus or would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its Designated Subsidiaries are held by them under valid, subsisting and enforceable leases except such as are described in the Company Prospectus or would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(q) The Company and its Designated Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, except where the failure to so own, possess or be able to acquire on reasonable terms would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its Designated Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, would have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(r) No labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Company Prospectus, or, to the knowledge of the Company, is imminent, except where such dispute would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(s) Each Designated Subsidiary of the Company that is engaged in the business of insurance or reinsurance (each an “Insurance Subsidiary”, collectively the “Insurance Subsidiaries”) is licensed or authorized to conduct an insurance or reinsurance business, as the case may be, under the insurance statutes of each jurisdiction in which the conduct of its business requires such licensing or authorization, except for such jurisdictions in which the failure of the Insurance Subsidiary to be so licensed or authorized would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Insurance Subsidiaries have made all required filings under applicable insurance statutes in each jurisdiction where such filings are required, except for such filings the failure of which to make would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole. Each of the Insurance Subsidiaries has all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications (“Authorizations”), of and from all insurance regulatory authorities necessary to conduct their respective existing businesses as described in the Company Prospectus, except where the failure to have such Authorizations would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and no Insurance Subsidiary has received any notification from any insurance regulatory authority to the effect that any additional Authorizations are needed to be obtained by any Insurance Subsidiary in any case where it could reasonably be expected that the failure to obtain such additional Authorizations or the limiting of the writing of such business would have a material adverse effect on the Company and its subsidiaries, taken as a whole, and no insurance regulatory authority having jurisdiction over any Insurance Subsidiary has issued any order or decree impairing, restricting or prohibiting (i) the payment of dividends by any Insurance Subsidiary to its parent, other than those restrictions applicable to insurance or reinsurance companies under such jurisdiction generally or (ii) the continuation of the business of the Company or any of the Insurance Subsidiaries in all material respects as presently conducted, in each case except where such orders or decrees would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(t) Except as described in the Company Prospectus, (i) all ceded reinsurance and retrocessional treaties, contracts, agreements and arrangements (“Reinsurance Contracts”) to which the Company or any Insurance Subsidiary is a party and as to which any of them reported recoverables, premiums due or other amounts in its most recent statutory financial statements are in full force and effect, except where the failure of such Reinsurance Contracts to be in full force and effect would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, and (ii) neither the Company nor any Insurance Subsidiary has received any notice from any other party to any Reinsurance Contract that such other party intends not to perform such Reinsurance Contract in any material respect, and the Company has no knowledge that any of the other parties to such Reinsurance Contracts will be unable to perform its obligations thereunder in any material respect, except where (A) the Company or the Insurance Subsidiary has established reserves in its financial statements which it deems adequate for potential uncollectible reinsurance or (B) such nonperformance would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(u) Except as described in the Company Prospectus, the Company has no knowledge of any threatened or pending downgrading of the Company’s or any of its subsidiaries’ claims-paying ability rating or financial strength rating by A.M. Best Company, Inc., Standard & Poor’s Rating Group, Moody’s Investor Service, Inc., Fitch Ratings, Ltd. or any other “nationally recognized statistical rating organizations,” as such term is defined for purposes of Rule 436(g)(2) under the Act, which currently has publicly released a rating of the claims-paying ability or financial strength of the Company or any subsidiary;

(v) The Company and each of its Designated Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(w) The Principal Genworth Shares have been authorized for listing on the New York Stock Exchange and have been registered under the Exchange Act;

(x) Except as described in the Company Registration Statement or the Company Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the Company has not sold, issued or distributed any shares of Genworth Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

(y) The statements set forth in (i) the Company Prospectus under the captions “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Genworth Common Stock, and “Certain U.S. Federal Tax Consequences for Non-U.S. Holders,” (ii) the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 under the captions “Item 1. Business — Regulation” and “Item 3. Legal Proceedings,” (iii) the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2005 and June 30, 2005 under the captions “Item 1. Legal Proceedings,” (iv) the Company’s Proxy Statement for the Company’s 2005 annual meeting of Stockholders under the caption “Certain Relationships and Transactions” and (v) the Company Registration Statement in Item 15, in each case insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize in all material respects the matters described therein;

(z) Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities or the SynDECS; and

(aa) KPMG LLP, whose report is included in the Company Prospectus, is an independent registered public accounting firm with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the applicable Rules and Regulations. The financial statements of the Company and its consolidated subsidiaries (including the related notes and supporting schedules) included in the Company Registration Statement and the Company Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated and conform in all material respects with the applicable Rules and Regulations; and the supporting schedules included in the Company Registration Statement present fairly in all materials respects the information required to be stated therein. The pro forma financial information and the related notes thereto included in the Company Registration Statement and the Company Prospectus has been prepared in accordance with the applicable requirements of the Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable.

3. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters that:

(a) The Selling Stockholder has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(b) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

(c) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement will not contravene in any material respect any provision of applicable law or the certificate of incorporation or by-laws of the Selling Stockholder or any agreement or other instrument binding upon the Selling Stockholder that is material to the Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Stockholder of its obligations under this Agreement, except such as has been obtained and as may be required by the rules of the National Association of Securities Dealers, Inc., or by the securities or Blue Sky laws of the various states in connection with the offer and sale of the SynDECS and the Principal Genworth Shares;

(d) The Selling Stockholder has, and on the Closing Date and any applicable settlement date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Principal Genworth Shares to be sold by the Selling Stockholder on such date free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the shares or a security entitlement in respect of such Principal Genworth Shares;

(e) Upon payment for the Principal Genworth Shares to be sold by the Selling Stockholder pursuant to this Agreement, delivery of such Principal Genworth Shares, as directed by CGMI, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Principal Genworth Shares in the name of Cede or such nominee as the crediting of such Principal Genworth Shares on the books of DTC to the securities account of CGMI (assuming that neither DTC nor CGMI has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Principal Genworth Shares), (A) DTC shall be a “protected purchaser” of such Principal Genworth Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, CGMI will acquire a valid security entitlement in respect of such Principal Genworth Shares and (C) no action based on any “adverse claim” (within the meaning of Section 8-102 of the UCC) to such Principal Genworth Shares may be asserted against CGMI with respect to such security entitlement; for purposes of this representation, the Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Principal Genworth Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, by-laws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of CGMI on the records of DTC will have been made pursuant to the UCC;

(f) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Principal Genworth Shares or the SynDECS; and

(g) (i) The Company Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not, as of the Closing Date and any applicable settlement date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Company Prospectus does not contain and, as amended or supplemented, if applicable, will not contain, as of the Closing Date and any applicable settlement date, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this paragraph 3(g) are limited to statements or omissions based upon information relating to the Selling Stockholder and General Electric Company furnished to the Company in writing by the Selling Stockholder expressly for use in the Company Registration Statement, the Company Prospectus or any amendments or supplements thereto (such information collectively, the “Selling Stockholder Information”).

4. Purchase and Sale.

(a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Funding agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from Funding, at a purchase price of $28.7330 per SynDECS with a principal amount of $29.50, the amount of the Underwritten SynDECS set forth opposite such Underwriter’s name in Schedule I hereto.

(b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Funding hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 4,375,000 Option SynDECS at the same purchase price per SynDECS with a principal amount of $29.50 as the Underwriters shall pay for the Underwritten SynDECS. Said option may be exercised only to cover over-allotments in the sale of the Underwritten SynDECS by the Underwriters. Said option may be exercised in whole or in part at any time and from time to time on or before the 30th day after the date of the Funding Prospectus Supplement upon written or telegraphic notice by the Representative to Funding setting forth the aggregate principal amount of Option SynDECS as to which the several Underwriters are exercising the option and the settlement date. The principal amount of Option SynDECS to be purchased by each Underwriter shall be the same percentage of the aggregate principal amount of the Option SynDECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten SynDECS, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

(c) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder agrees to sell the Firm Principal Genworth Shares to CGMI, and CGMI agrees to purchase from the Selling Stockholder the Firm Principal Genworth Shares, at a purchase price of $29.50 per Principal Genworth Share, which shall be paid net of the related commissions and execution costs set forth below. As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the issuance of the SynDECS is integrally related to the Selling Stockholder’s sale of the Principal Genworth Shares, the Selling Stockholder agrees to pay to the Underwriters, at each time of delivery of SynDECS and Principal Genworth Shares pursuant to Sections 5(a) or (b) hereof, commissions in an amount equal to $0.7670 per SynDECS being delivered at such time. The Selling Stockholder shall also pay to CGMI an additional $37,772,292.10 relating to the execution of the Underwritten SynDECS.

(d) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder agrees to sell to CGMI, and CGMI agrees to purchase from the Selling Stockholder at the same purchase price per share as CGMI shall pay for the Firm Principal Genworth Shares, a number of Option Principal Genworth Shares equal to the product of 0.72 and the number of Option SynDECS being simultaneously purchased by the Underwriters from Funding pursuant to Section 4(b). Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Funding Prospectus Supplement. In addition to the other conditions set forth herein, such purchase and sale shall be conditioned on the Underwriters’ purchase of the Option SynDECS pursuant to the terms hereof. Promptly after receipt by CGMI of notice that the Underwriters are exercising their option to purchase Option SynDECS, CGMI will provide the Selling Stockholder with written notice of such exercise by the Underwriters, stating the number of Option Principal Genworth Shares to be purchased and the date on which CGMI shall deliver the purchase price for such Option Principal Genworth Shares. The Selling Stockholder shall also pay to CGMI an additional $1.79868 per Option Principal Genworth Share relating to the execution of the Option SynDECS.

5. Delivery and Payment.

(a) Delivery of and payment for the Underwritten SynDECS and the Option SynDECS (if the option provided for in Section 4(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 A.M., New York City time, on September 27, 2005, or at such time on such later date not later than three Business Days after the foregoing date as the Representative and Funding and the Selling Stockholder shall determine, which date and time may be postponed by agreement among the Representative, Funding and the Selling Stockholder or as provided in Section 13 hereof (such date and time of delivery and payment for the SynDECS herein called the “Closing Date”). Delivery of the SynDECS shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of Funding by wire transfer payable in immediately available funds to such accounts with such financial institutions as Funding may direct. Delivery of the SynDECS shall be made through the facilities of the Depository Trust Company unless the Representative shall otherwise instruct.

(b) If the option provided for in Section 4(b) hereof is exercised after the third Business Day prior to the Closing Date, Funding will deliver the Option SynDECS (at the expense of Funding) to the Representative, at 388 Greenwich Street, New York, New York, on the date specified by the Representative (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of Funding by wire transfer payable in same-day funds to an account specified by Funding. If settlement for the Option SynDECS occurs after the Closing Date, each of Funding, the Company and the Selling Stockholder will deliver to the Representative on the settlement date for the Option SynDECS, and the obligation of the Underwriters to purchase the Option SynDECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 10 hereof.

(c) Delivery of and payment for the Firm Principal Genworth Shares and the Option Principal Genworth Shares (if the option provided for in Section 4(d) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made on the Closing Date. Delivery of the Principal Genworth Shares shall be made to CGMI against payment by CGMI of the purchase price thereof (net of the amounts payable to the Underwriters and CGMI pursuant to Sections 4(c) and (d)) to or upon the order of the Selling Stockholder, by wire transfer payable in immediately available funds to such accounts with such financial institutions as the Selling Stockholder may direct. Delivery of the Principal Genworth Shares shall be made through the facilities of DTC unless CGMI shall otherwise instruct.

(d) If the option provided for in Section 4(d) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Stockholder will deliver the Option Principal Genworth Shares (at the expense of the Selling Stockholder) to CGMI, at 388 Greenwich Street, New York, New York, on the date specified by CGMI pursuant to Section 5(b) hereof against payment by CGMI of the purchase price thereof (net of the amounts payable to the Underwriters and CGMI pursuant to Section 4(d)) to or upon the order of the Selling Stockholder by wire transfer payable in same-day funds to an account specified by the Selling Stockholder.

(e) Each of the Company and the Selling Stockholder hereby agrees that it will not, during the period ending 90 days after the date of the Company Prospectus, in each case, without the prior written consent of the Representative on behalf of the Underwriters, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Genworth Common Stock or any securities convertible into or exercisable or exchangeable for Genworth Common Stock (including the SynDECS); (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of Genworth Common Stock or any securities convertible into or exercisable or exchangeable for Genworth Common Stock (including the SynDECS); or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Genworth Common Stock, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Genworth Common Stock or such other securities, in cash or otherwise.

The restrictions contained in the preceding paragraph shall not apply to (A) the Principal Genworth Shares and the Underwritten Genworth Shares, (B) the shares of Common Stock issuable in connection with the Treasury Units or Corporate Units (as defined in the Company Prospectus) or the filing of any registration statement relating thereto to the extent required under the terms of the Equity Units (as defined in the Company Prospectus), (C) the grant by the Company of stock options, restricted stock or other awards pursuant to the Company’s benefit plans as described in the Company Prospectus; provided that such options, restricted stock or awards do not become exercisable or vest during such 90-day period, (D) the issuance by the Company of shares of Genworth Common Stock upon the exercise of an option or warrant, the lapse of restrictions on restricted stock units, the settlement of stock appreciation rights or the conversion of a security outstanding on or prior to the date hereof of which the Underwriters have been advised in writing, (E) issuances by the Company of shares of Genworth Common Stock in connection with the acquisition of another corporation or entity or the acquisition of the assets or properties of any such corporation or entity, so long as (i) the aggregate amount of such issuances does not exceed $500 million and (ii) each of the recipients of the Genworth Common Stock agrees in writing prior to the consummation of any such transaction to be bound by the provisions of the preceding paragraph for the remainder of such 90-day period as if such recipients were the Selling Stockholder, (F) the private transfer by the Selling Stockholder of restricted shares of Genworth Common Stock, so long as each of the recipients of the Genworth Common Stock agrees in writing prior to the consummation of any such transaction to be bound by the provisions of the preceding paragraph for the remainder of such 180-day period as if such recipients were the Selling Stockholder, (G) transactions by any person other than the Company relating to shares of Genworth Common Stock or other securities acquired in open market transactions after the completion of the offering of the SynDECS, (H) transaction by the Selling Stockholder relating to shares of Genworth Common Stock solely in connection with sales of shares to index funds whose portfolios are primarily based on the Standard & Poor’s Corporation 500 Composite Index, as the result of the inclusion of the Company in such index, (I) the filing of a registration statement on Form S-8 relating to the issuance of stock options, restricted stock and other awards pursuant to the Company’s employee benefit plans as described in the Company Prospectus, and (J) the filing of a registration statement on Form S-3 relating to the issuance of Genworth Common Stock pursuant to a dividend reinvestment plan and the issuance of shares of Genworth Common Stock thereunder. The Selling Stockholder also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Selling Stockholder’s shares of Genworth Common Stock except in compliance with the foregoing restrictions.

6. Offering by the Underwriters. It is understood that the several Underwriters propose to offer the SynDECS for sale to the public as set forth in the Funding Prospectus and the Funding Prospectus Supplement.

7. Agreements of Funding and the Guarantor. Funding and the Guarantor agree with the several Underwriters that:

(a) Funding and the Guarantor will cause any Funding Preliminary Prospectus Supplement and the Funding Prospectus Supplement to be filed pursuant to Rule 424 under the Act and will notify you promptly of such filing. During the period in which a prospectus relating to the SynDECS is required to be delivered under the Act, Funding and the Guarantor will notify you promptly of the time when any amendment to the Funding Registration Statement has become effective or any subsequent supplement to the Funding Prospectus has been filed and of any request by the Commission for any amendment of or supplement to the Funding Registration Statement or the Funding Prospectus or for additional information; they will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Funding Registration Statement or Funding Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the SynDECS by the Underwriters; they will file no amendment or supplement to the Funding Registration Statement or the Funding Prospectus (other than any prospectus supplement relating to the offering of securities other than the SynDECS registered under the Funding Registration Statement or any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by notice to Funding or the Guarantor after having been furnished a copy a reasonable time prior to the filing; and they will furnish to you at or prior to the filing thereof a copy of any such prospectus supplement or any document which upon filing is deemed to be incorporated by reference in the Funding Registration Statement or Funding Prospectus;

(b) Funding and the Guarantor will advise you, promptly after they shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Funding Registration Statement, of the suspension of the qualification of the SynDECS for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and Funding and the

Guarantor will promptly use their best efforts to prevent the issuance of any stop order or to obtain their withdrawal if such a stop order should be issued;

(c) Within the time during which a prospectus relating to the SynDECS is required to be delivered under the Act, Funding and the Guarantor will comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the SynDECS as contemplated by the provisions hereof and the Funding Prospectus. If during such period any event occurs as a result of which the Funding Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Funding Registration Statement or the Funding Prospectus to comply with the Act, Funding and the Guarantor will promptly notify you and will amend or supplement the Funding Registration Statement or the Funding Prospectus (at the expense of Funding) so as to correct such statement or omission or effect such compliance;

(d) Funding and the Guarantor will use their best efforts to qualify the SynDECS for sale under the securities laws of such jurisdictions as you reasonably designate, to maintain such qualifications in effect so long as required for the distribution of the SynDECS and, if requested by the Underwriters, to arrange for the determination of the legality of the SynDECS for purchase by institutional investors, except that Funding or the Guarantor shall not be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject;

(e) Funding and the Guarantor will furnish to the Underwriters copies of the Funding Registration Statement and the Funding Prospectus (including all documents incorporated by reference therein), and all amendments and supplements to the Funding Registration Statement or the Funding Prospectus which are filed with the Commission during the period in which a prospectus relating to the SynDECS is required to be delivered under the Act (including all documents filed with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as you may from time to time reasonably request;

(f) So long as any of the SynDECS are outstanding, the Guarantor agrees to furnish to you, upon your request (i) as soon as available, copies of all reports to Funding’s security holders generally and (ii) all reports and financial statements filed by or on behalf of Funding and the Guarantor with the Commission or any national securities exchange;

(g) As soon as practicable, the Guarantor will make generally available to Funding’s security holders and to you an earnings statement or statements of Funding and the Guarantor which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act; and

(h) Funding and the Guarantor will not, without the consent of CGMI, offer, sell, contract to offer or sell or otherwise dispose of any securities, including any backup undertaking for such securities, of Funding, in each case that are substantially similar to the SynDECS or any security convertible into or exchangeable for the SynDECS or such substantially similar securities, during the period beginning the date hereof and ending the Closing Date, provided however, that the Guarantor and its affiliates, including Funding, may enter into hedging transactions relating to the SynDECS.

8. Agreements of the Company. The Company agrees with the several Underwriters:

(a) To furnish to you, without charge, three signed copies of the Company Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Company Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement or as promptly as practicable thereafter and during the period mentioned in Section 8(c) below, as many copies of the Company Prospectus and any supplements and amendments thereto or to the Company Registration Statement as you may reasonably request;

(b) Before amending or supplementing the Company Registration Statement or the Company Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Act any prospectus required to be filed pursuant to such Rule. The Company will promptly advise the Representative, Funding, the Guarantor and the Selling Stockholder (1) when the Company Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Company Prospectus, and any amendment or supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Company Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the SynDECS, any amendment to the Company Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Company Registration Statement, or any Rule 462(b) Company Registration Statement, or for any amendment or supplement to the Company Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Company Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Genworth Common Stock for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof;

(c) If, during any period in which, in the opinion of counsel for the Underwriters, the Company Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Company Prospectus in order to make the statements therein, in the light of the circumstances when the Company Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Company Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which SynDECS may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Company Prospectus so that the statements in the Company Prospectus as so amended or supplemented will not, in the light of the circumstances when the Company Prospectus is delivered to a purchaser, be misleading or so that the Company Prospectus, as amended or supplemented, will comply with law;

(d) To cooperate with Funding and the Guarantor for purposes of the qualification of the SynDECS for sale under the laws of such jurisdictions as the Representative may reasonably designate and maintenance of such qualifications in effect so long as reasonably required for the distribution of the SynDECS and the Principal Genworth Shares, and the Company will arrange, if necessary, for the qualification of the Principal Genworth Shares for sale under the laws of such jurisdictions as the Representatives may reasonably designate, and will maintain such qualifications in effect so long as reasonably required for the distribution of the SynDECS and the Principal Genworth Shares;

(e) To make generally available to the Company’s security holders and to you as soon as practicable an earnings statement covering the twelve-month period ending September 30, 2006 that satisfies the provisions of Section 11(a) of the Act and the applicable Rules and Regulations; and

(f) To not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of the Genworth Common Stock or the SynDECS.

9. Agreements of the Selling Stockholder. The Selling Stockholder agrees with the several Underwriters that:

(a) The Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Genworth Common Stock or the SynDECS; and

(b) The Selling Stockholder will advise the Representative, Funding and the Guarantor promptly, and if requested by you, Funding or the Guarantor, will confirm such advice in writing, so long as delivery of a prospectus relating to the Genworth Common Stock (including in connection with the offering and sale of the SynDECS) by an underwriter or dealer may be required under the Act, of any change in information in the Company Registration Statement or the Company Prospectus relating to the Selling Stockholder Information.

10. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten SynDECS and the Option SynDECS, as the case may be, and of CGMI to purchase the Firm Principal Genworth Shares and the Option Principal Genworth Shares, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of Funding, the Guarantor, the Company and the Selling Stockholder contained herein as of the Execution Time, the Closing Date and any settlement date, to the accuracy of the statements of Funding, the Guarantor, the Company and the Selling Stockholder made in any certificates pursuant to the provisions hereof, to the performance by Funding, the Guarantor, the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions:

(a) No stop order suspending the effectiveness of the Funding Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of Funding, the Guarantor or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Funding Registration Statement or the Funding Prospectus or otherwise) shall have been complied with to the Underwriters’ satisfaction;

(b) Funding and the Guarantor shall have furnished to the Representative the opinion of General Counsel, Finance and Capital Markets to the Guarantor and legal counsel to Funding, dated the Closing Date to the effect that:

(i) Each of Funding and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Funding Prospectus, as amended or supplemented;

(ii) Each of Funding and the Guarantor is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification and the failure so to qualify would have a material adverse effect on Funding or the Guarantor, as applicable;

(iii) The Indenture has been duly authorized, executed and delivered by Funding and the Guarantor, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against Funding and the Guarantor in accordance with its terms (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law);

(iv) The SynDECS have been duly authorized and, when duly executed by the proper officers of Funding, duly authenticated by the Trustee and delivered as contemplated by this Agreement and by the Indenture, will be validly issued and outstanding obligations of Funding enforceable in accordance with their terms and entitled to the benefits of the Indenture (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law) and conform in all material respects to the description thereof in the Funding Prospectus;

(v) The Guarantee has been duly authorized and constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally and to general principals of equity regardless of whether such enforceability is considered in a proceeding in equity or at law);

(vi) The Indenture conforms in all material respects to the description thereof in the Funding Prospectus, as amended or supplemented;

(vii) This Agreement has been duly authorized, executed and delivered by Funding and the Guarantor;

(viii) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the consummation by Funding and the Guarantor of the transactions contemplated herein or in the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the SynDECS by the Underwriters in the manner contemplated in this Agreement or the distribution of the Principal Genworth Shares pursuant to the terms of the SynDECS;

(ix) The execution, delivery and performance of the Indenture and this Agreement, and the issuance and sale of the SynDECS in compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under any statute, any rule, regulation or order of any government agency or body or any court having jurisdiction over the Guarantor or any material subsidiaries, including Funding, or any of their properties or any agreement or instrument known to such counsel to which the Guarantor or any of its material subsidiaries, including Funding, is bound or to which any of the properties of the Guarantor or any of its material subsidiaries, including Funding, is subject, or the charter or by-laws of the Guarantor or of any such material subsidiaries, including Funding, except that such counsel need express no opinion with respect to (1) the rights to indemnity and contribution contained in this Agreement which may be limited by federal or state securities laws or the public policy underlying such laws or (ii) any state securities or blue sky laws; and

(x) The Funding Registration Statement has become effective under the Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or have been communicated by the Commission to Funding as being contemplated by it under the Act. The Funding Registration Statement, as of its Effective Date, the Funding Prospectus, as of the date of this Agreement and the Closing Date, and any amendment or supplement thereto, as of its date, comply as to form in all material respects with the requirements of the Act, the Exchange Act and the Trust Indenture Act and the applicable Rules and Regulations thereunder (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion); such counsel has no reason to believe that the Funding Registration Statement, as of its Effective Date or the date the Funding Registration Statement was last deemed amended, or the Funding Prospectus, as of the date of this Agreement or the Closing Date, or any such amendment or supplement, as of its date and the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein, in light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion); and to the knowledge of such counsel, no legal or governmental proceedings required to be described in the Funding Prospectus are not described as required and no contracts or documents of a character required to be described in the Funding Registration Statement or the Funding Prospectus or to be filed as exhibits to the Funding Registration Statement are not described and filed as required.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Funding and the Guarantor and public officials. References to the Funding Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

(c) If the Company Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, such Company Registration Statement will become effective not later than (i) 6:00 P.M. New York City time on the date of determination of the public offering price of the SynDECS, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 9:30 A.M. New York City time on the Business Day following the day on which the public offering price of the SynDECS was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Company Prospectus, or any amendment or supplement thereto, is required pursuant to Rule 424(b), such Company Prospectus, and any such amendment or supplement, will be filed in the manner and within the time period required by such Rule; and no stop order suspending the effectiveness of the Company Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened;

(d) The Underwriters shall have received on the Closing Date an opinion and letter of Weil, Gotshal & Manges LLP, outside U.S. counsel for the Company, dated the Closing Date, as set forth in Exhibit B;

(e) The Underwriters shall have received on the Closing Date an opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., special U.S. regulatory counsel for the Company, dated the Closing Date, as set forth in Exhibit C;

(f) The Underwriters shall have received on the Closing Date an opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., special U.K. counsel for the Company, dated the Closing Date, as set forth in Exhibit E;

(g) The Underwriters shall have received on the Closing Date an opinion of Leon E. Roday, Esq., the Company’s General Counsel, dated the Closing Date, as set forth in Exhibit F;

(h) The Underwriters shall have received on the Closing Date an opinion of Craig MacKenzie, Esq., the Company’s in-house Australian counsel, dated the Closing Date, as set forth in Exhibit G;

(i) The Underwriters shall have received on the Closing Date an opinion of Winsor Macdonell, Esq., the Company’s in-house Canadian counsel, dated the Closing Date, as set forth in Exhibit H;

(j) The Underwriters shall have received on the Closing Date an opinion of Weil, Gotshal & Manges LLP, outside counsel to the Selling Stockholder, dated the Closing Date, as set forth in Exhibit I;

(k) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, special counsel for the Underwriters with respect to disclosure matters, dated the Closing Date, with respect to such matters as the Underwriters shall request;

(l) The Representative shall have received from Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the SynDECS, the Indenture, the Funding Registration Statement, the Funding Prospectus (together with any amendment or supplement thereto) and other related matters as the Representative may reasonably require, and each of Funding, the Guarantor, the Company and the Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters;

(m) The opinions of Weil, Gotshal & Manges LLP, LeBoeuf, Lamb, Greene & MacRae, L.L.P., Leon E. Roday, Esq., Craig MacKenzie, Esq. and Winsor Macdonell, Esq. described in Sections 10(d)-10(j) above shall be rendered to the Underwriters at the request of the Company or the Selling Stockholder, as the case may be, and shall so state therein;

(n) Funding and the Guarantor shall have furnished to the Representative a certificate of Funding and the Guarantor, signed by (1) with respect to Funding – the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of Funding and (2) with respect to the Guarantor – the Chairman, any Vice Chairman, the President, any Vice President, the Chief Financial Officer, the Chief Accounting Officer, the General Counsel, the Controller or any Deputy Controller and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Guarantor, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Funding Registration Statement, the Funding Prospectus and this Agreement and that:

(i) the representations and warranties of Funding and the Guarantor in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and Funding and the Guarantor have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii) no stop order suspending the effectiveness of the Funding Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of Funding and the Guarantor, threatened; and

(iii) since the date of most recent financial statements included or incorporated by reference in the Funding Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Guarantor and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Funding Prospectus (exclusive of any supplement thereto).

(o) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 10(t) below and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened;

(p) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Selling Stockholder, to the effect that the representations and warranties of the Selling Stockholder contained in this Agreement are true and correct as of the Closing Date and that the Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened;

(q) The Guarantor shall have requested and caused KPMG LLP to have furnished to the Representative, at the Closing Date, a customary “comfort letter” (which may refer to letters previously delivered to the Representative), with respect to the Funding Registration Statement and the Funding Prospectus, dated as of the Closing Date, that is satisfactory in content and form to the Representative;

(r) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Company Registration Statement and the Company Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof;

(s) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Funding Registration Statement (exclusive of any amendment thereof) and the Funding Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs (q) or (r) above or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Guarantor and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Funding Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the SynDECS as contemplated by the Funding Registration Statement (exclusive of any amendment thereof) and the Funding Prospectus (exclusive of any amendment or supplement thereto);

(t) Subsequent to the Execution Time, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities or the Company’s financial strength or claims-paying ability by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Act;

(u) Subsequent to the Execution Time, there shall not have occurred any material adverse change in the financial condition or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Company Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement);

(v) The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and each executive officer and director of the Company relating to sales and certain other dispositions of shares of Genworth Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect; and

(w) The Company and the Selling Stockholder shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

If any of the conditions specified in this Section 10 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date or any applicable settlement date by the Representative. Notice of such cancellation shall be given to the Company and the Selling Stockholder in writing or by telephone or facsimile confirmed in writing.

11. Reimbursement of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations and the obligations of the Selling Stockholder under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s and Selling Stockholder’s counsel and the Company’s accountants in connection with the registration and delivery of the Principal Genworth Shares under the Act and all other fees or expenses in connection with the preparation and filing of the Company Registration Statement, any Company Preliminary Prospectus, the Company Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the

Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Principal Genworth Shares to CGMI (except any transfer or other taxes payable thereon, which shall be paid by the Selling Stockholder), (iii) the cost of printing or the reasonable fees of counsel in producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Principal Genworth Shares under state securities laws and all expenses in connection with the qualification of the Principal Genworth Shares for offer and sale under state securities laws as provided in Section 8(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Principal Genworth Shares by the National Association of Securities Dealers, Inc., (v) all costs and expenses incident to listing the Principal Genworth Shares on the New York Stock Exchange, (vi) the cost of printing certificates representing the shares of Genworth Common Stock, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the SynDECS, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show with the prior approval of the Company, and (ix) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholder hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section 11, Section 12 entitled “Indemnification and Contribution”, and Section 13 entitled “Default by an Underwriter” below, CGMI and the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Principal Genworth Shares by them and any advertising expenses connected with any offers they may make.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Stockholder may otherwise have for the allocation of such expenses among themselves.

12. Indemnification and Contribution.

(a) Funding and the Guarantor agree to indemnify and hold harmless the Company, the Selling Stockholder, each Underwriter, the directors of the Company, the officers of the Company who sign the Company Registration Statement, and each person who controls the Company, the Selling Stockholder or any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act and each affiliate of the Underwriter within the meaning of Rule 405 under the Act from and against any and all losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Funding Registration Statement as originally filed or in any amendment thereof, or in any Funding

Preliminary Prospectus or the Funding Prospectus, or in any amendment thereto or supplement thereto (if used within the period set forth in paragraph (c) of Section 8 hereof) (each such document, a “Funding Registration Document”) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement as originally filed or in any amendment thereof, or in any Company Preliminary Prospectus or the Company Prospectus, or in any amendment thereof or supplement thereto (if used within the period set forth in paragraph (c) of Section 8 hereof) (each such document, a “Company Registration Document”), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to this clause (ii) only, only to the extent such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information furnished by Funding or the Guarantor to the Company specifically for use therein; and in each such case agrees to reimburse each such Indemnified Party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that Funding and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Funding Registration Document in reliance upon and in conformity with written information furnished to Funding by or on behalf of the Company, the Selling Stockholder or any Underwriter through the Representative specifically for inclusion therein; provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter or any affiliate of such Underwriter within the meaning of Rule 405 of the Act, if a copy of the Funding Prospectus or Company Prospectus, as the case may be (as then amended or supplemented if Funding, the Guarantor or the Company, respectively, shall have furnished any amendment or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the SynDECS to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, unless such failure is the result of noncompliance by Funding, the Guarantor or the Company in furnishing copies of the Funding Prospectus or Company Prospectus, as the case may be (or amendments or supplements thereto) pursuant to Section 7(e) or Section 8(a) hereof. This indemnity agreement will be in addition to any liability which Funding and the Guarantor may otherwise have.

(b) The Company agrees to indemnify and hold harmless Funding and the Guarantor, each of their respective officers who signs the Funding Registration Statement, and each person who controls Funding or the Guarantor within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, the Selling Stockholder and each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Company Registration Document, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Funding Registration Document, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to this clause (ii) only, only to the extent such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information furnished by the Company to Funding specifically for use therein; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Company Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of Funding, the Guarantor, the Selling Stockholder or any Underwriter through the Representative specifically for inclusion therein; provided, further, that the foregoing indemnity agreement with respect to any Company Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased SynDECS, or any person controlling such Underwriter or any affiliate of such Underwriter within the meaning of Rule 405 of the Act, if a copy of the Company Prospectus (as then amended or supplemented if the Company shall have furnished any amendment or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the SynDECS to such person, and if the Company Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, unless such failure is the result of noncompliance by the Company in furnishing copies of the Company Prospectus (or amendments or supplements thereto) pursuant to Section 8(a) hereof.

(c) The Selling Stockholder agrees to indemnify and hold harmless Funding and the Guarantor, each of their respective officers who signs the Funding Registration Statement, and each person who controls Funding or the Guarantor within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, the Company and its directors and its officers who sign the Company Registration Statement and each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Company Registration Document, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to the Selling Stockholder Information; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased SynDECS, or any person controlling such Underwriter or any affiliate of such Underwriter within the meaning of Rule 405 of the Act, if a copy of the Company Prospectus (as then amended or supplemented if the Company shall have furnished any amendment or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the SynDECS to such person, and if the Company Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, unless such failure is the result of noncompliance by the Company in furnishing copies of the Company Prospectus (or amendments or supplements thereto) pursuant to Section 8(a) hereof. The liability of the Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate public offering price of the SynDECS sold under this Agreement.

(d) Each Underwriter agrees, severally but not jointly, to indemnify and hold harmless Funding and the Guarantor, each of their respective officers who signs the Funding Registration Statement, and each person who controls Funding or the Guarantor within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, the Company, the Selling Stockholder, the directors and officers of the Company and Selling Stockholder who sign the Company Registration Statement from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement or the Funding Registration Statement or any amendment thereof, any preliminary prospectus or the Company Prospectus or the Funding Prospectus (as amended or supplemented if the Company, Funding or the Guarantor, as the case may be, shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to Funding or the Company, respectively, in writing by you on behalf of such Underwriter through you expressly for use in the Company Registration Statement, any preliminary prospectus, the Company Prospectus, the Funding Registration Statement, the Funding Prospectus, any Funding Preliminary Prospectus Supplement and the Funding Prospectus Supplement, as the case may be, or any amendments or supplements thereto.

(e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 12(a), 12(b), 12(c) or 12(d), such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”)

in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any who control any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Company Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Stockholder and all persons, if any, who control the Selling Stockholder within the meaning of either such Section or (iv) the fees and expenses of more than one separate firm (in addition to any local counsel) for Funding and the Guarantor, their directors, their officers who sign the Funding Registration Statement and each person, if any, who controls Funding or the Guarantor within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representative. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholder and such control persons of the Selling Stockholder, such firm shall be designated in writing by the Selling Stockholder. In the case of any such separate firm for Funding and the Guarantor and such directors, officers and control persons of Funding or the Guarantor, such firm shall be designated in writing by Funding and the Guarantor. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

(f) To the extent the indemnification provided for in Section 12(a), 12(b), 12(c) or 12(d) is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to under such paragraph, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) if the Indemnifying Party is Funding, the Guarantor, the Company or the Selling Stockholder, in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or parties on the one hand and the Indemnified Party or parties on the other hand from the offering of the SynDECS, (ii) if the indemnifying person is an Underwriter, in such proportion as is appropriate to reflect the relative fault of such Underwriter on the one hand and the Indemnified Party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities or (iii) if the allocation provided by clause 12(f)(i) or 12(f)(ii) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 12(f)(i) above or the relative fault referred to in clause 12(f)(ii) but also the relative fault (in cases covered by clause 12(f)(i)) or such relative benefits (in cases covered by clause 12(f)(ii)) of the Indemnifying Party or parties on the one hand and of the Indemnified Party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Selling Stockholder on the one hand and the Underwriters on the other hand in connection with the offering of the SynDECS shall be deemed to be the total net proceeds from the offering of the SynDECS (before deducting expenses) received by Funding and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Funding Prospectus, bear to the aggregate public offering price of the SynDECS. The relative fault of the Company or the Selling Stockholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Funding, the Guarantor, the Company or the Selling Stockholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 12 are several in proportion to the respective number of SynDECS they have purchased hereunder, and not joint. The liability of the Selling Stockholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the aggregate public offering price of the SynDECS sold under this Agreement.

(g) The Company, the Selling Stockholder, Funding, the Guarantor and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 12(f). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the SynDECS underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 12 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

(h) The indemnity and contribution provisions contained in this Section 12 and the representations, warranties and other statements of Funding, the Guarantor, the Company and the Selling Stockholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, by or on behalf of the Selling Stockholder or any person controlling the Selling Stockholder, by or on behalf of the Company, its officers or directors or any person controlling the Company or by or on behalf of Funding and the Guarantor, each of their respective directors or any person controlling Funding and the Guarantor and (iii) acceptance of and payment for any of the SynDECS and the Principal Genworth Shares.

13. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the SynDECS agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of SynDECS set forth opposite their names in Schedule I hereto bears to the aggregate amount of SynDECS set forth opposite the names of all the remaining Underwriters) the SynDECS which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of SynDECS which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of SynDECS set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the SynDECS, and if such nondefaulting Underwriters do not purchase all the SynDECS, this Agreement will terminate without liability to any nondefaulting Underwriter, Funding, the Guarantor, the Company or the Selling Stockholder. In the event of a default by any Underwriter as set forth in this Section 13, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Company Registration Statement, the Company Prospectus, the Funding Registration Statement and the Funding Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to Funding, the

Guarantor, the Company, the Selling Stockholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

14. Termination. The Underwriters may terminate this Agreement by notice given by the Representative to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in the State of New York or the United States shall have been declared by Federal or New York State authorities, or (iii) there shall have occurred any material outbreak, or material escalation, of hostilities or other national or international calamity or crisis, of such magnitude and severity in its effect on the financial markets of the United States, in the reasonable judgment of the Representative, as to prevent or materially impair the marketing, or enforcement of contracts for sale, of the SynDECS.

15. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to Citigroup Global Markets Inc., General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, care of Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013; if sent to Funding, will be mailed, delivered or telefaxed to 388 Greenwich Street, New York, New York 10013, Attention: Assistant Treasurer (fax no.: (212) 816-3619); or, if sent to the Guarantor, will be mailed, delivered or telefaxed to 425 Park Avenue, New York, New York 10043, Attention: Associate General Counsel (fax no.: (212) 793-7600); if sent to the Company, will be mailed, delivered or telefaxed and confirmed to it at the address of the Company set forth in the Company Registration Statement; or if sent to the Selling Stockholder will be mailed, delivered or telefaxed to c/o Assistant Secretary, 6620 West Broad Street, Richmond, Virginia 23230 (fax no.: (816) 448-7603).

16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 12 hereof, and no other person will have any right or obligation hereunder.

17. Applicable Law. This agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

18. Counterparts. This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

19. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

20. Nature of Underwriter’s Obligation. The Company acknowledges that in connection with the offering of the SynDECS and the sale of the Principal Genworth Shares: (a) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the

Company or any other person, (b) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and (c) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the SynDECS and the sale of the Principal Genworth Shares.

21. Entire Agreement. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that related to the offering of the SynDECS and the Principal Genworth Shares, represents the entire agreement between the Company and the Selling Stockholder, on the one hand, and Funding, the Guarantor and the Underwriters, on the other, with respect to the preparation of the Company Prospectus, and the conduct of the offering, and the purchase and sale of the SynDECS and the Principal Genworth Shares.

22. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the Rules and Regulations of the Commission promulgated thereunder.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Company Preliminary Prospectus” shall mean any preliminary prospectus relating to the Principal Genworth Shares and any preliminary prospectus included in the Company Registration Statement at its Effective Date that omits Rule 430A Information.

“Company Prospectus” shall mean the prospectus relating to the Principal Genworth Shares that is first filed pursuant to Rule 424(b) after the Execution Time or, if filing pursuant to Rule 424(b) is not required, shall mean the form of final prospectus relating to the shares of Genworth Common Stock included in the Company Registration Statement at the Effective Date.

“Company Registration Statement” shall mean the registration statement of the Company relating to the Securities (File No. 333-127472), including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Company Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Company Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

“Effective Date” shall mean each date and time that (i) with respect to the Funding Registration Statement, such Funding Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Funding Registration Statement become or becomes effective, and (ii) with respect to the Company Registration Statement, such Company Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Company Registration Statement become or becomes effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the Rules and Regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Funding Preliminary Prospectus” shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Funding Registration Statement at the Effective Date that omits Rule 430A Information.

“Funding Prospectus” shall mean the prospectus and prospectus supplement relating to the SynDECS that are first filed pursuant to Rule 424(b) after the Execution Time or, if filing pursuant to Rule 424(b) is not required, shall mean the form of final prospectus relating to the SynDECS included in the Registration Statement at the Effective Date.

“Funding Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Funding Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Funding Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the Rules and Regulations of the Commission promulgated thereunder.

“Rule 424,” “Rule 430A,” “Rule 462” and “Regulation S-X” refer to such Rules and Regulations under the Act.

“Rule 430A Information” shall mean information with respect to the SynDECS, or the shares of Genworth Common Stock and the offering thereof permitted to be omitted from the Funding Registration Statement or the Company Registration Statement, respectively, when it becomes effective pursuant to Rule 430A.

“Rule 462(b) Company Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 2(a) above.

“Rule 462(b) Funding Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 1(a) above.

“Rules and Regulations” shall mean the Rules and Regulations of the Securities and Exchange Commission.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended.

“UCC” shall mean the Uniform Commercial Code as currently in effect in the State of New York.

As used herein, the terms “Funding Registration Statement,” “Preliminary Funding Prospectus” and “Funding Prospectus” shall not include the Company Registration Statement, the Company Preliminary Prospectus or the Company Prospectus attached thereto.

As used herein, the terms “Company Registration Statement” “Company Preliminary Prospectus” and “Company Prospectus” shall not include the Funding Registration Statement, the Funding Preliminary Prospectus or the Funding Prospectus.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among Funding, the Guarantor, the Company, the Selling Stockholder and the several Underwriters.

Very truly yours,

CITIGROUP FUNDING INC.

By:	/s/ Geoffrey S. Richards
Name:	Geoffrey S. Richards
Title:	Vice President and Assistant Treasurer

CITIGROUP INC.

By:	/s/ Charles E. Wainhouse
Name:	Charles E. Wainhouse
Title:	Assistant Treasurer

GENWORTH FINANCIAL, INC.

By:	/s/ Joseph J. Pehota
Name:	Joseph J. Pehota
Title:	Senior Vice President — Business Development

GE FINANCIAL ASSURANCE HOLDINGS, INC.

By:	/s/ Kathryn A. Cassidy
Name:	Kathryn A. Cassidy
Title:	Senior Vice President

The foregoing Agreement is hereby confirmed
and accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.
As Representative of the Several Underwriters.

By:	/s/ Scott S. Littlejohn
Name:	Scott S. Littlejohn
Title:	Managing Director

For itself and the several Underwriters named in
Schedule I to the foregoing Agreement.

SCHEDULE I

Underwriters	Number of Underwritten SynDECS to be Purchased
Citigroup Global Markets Inc.	18,958,334
Morgan Stanley & Co. Incorporated	10,208,333

Total	29,166,667

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SCHEDULE II

DESIGNATED SUBSIDIARIES

Designated Subsidiaries	Jurisdiction of Incorporation
Brookfield Life Assurance Company Limited	(Bermuda)

Federal Home Life Insurance Company	(Virginia)

First Colony Life Insurance Company	(Virginia)

GE Capital Life Assurance Company of New York	(New York)

Genworth Financial Mortgage Insurance Company Canada	(Canada)

GE Life and Annuity Assurance Company	(Virginia)

GE Mortgage Holdings, LLC	(North Carolina)

GE Mortgage Insurance Company Pty Ltd.	(Australia)

GE Mortgage Insurance Holdings Pty Ltd.	(Australia)

Genworth Financial International Holdings, Inc.	(Delaware)

GEMIC Holdings Company	(Canada)

General Electric Capital Assurance Company	(Delaware)

General Electric Mortgage Insurance Corporation	(North Carolina)

GNA Corporation	(Washington)

Jamestown Life Insurance Company	(Virginia)

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EXHIBIT A

FORM OF DIRECTOR & OFFICER LOCK-UP LETTER

September 21, 2005

Morgan Stanley & Co. Incorporated

Banc of America Securities LLC

J.P. Morgan Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

    As Representatives of the Underwriters for the Shares Offering

c/o        Morgan Stanley & Co. Incorporated

             1585 Broadway

New	York, NY 10036

Citigroup Global Markets Inc.

    As Representative of the Underwriters for the SynDECS Offering

c/o        Citigroup Global Markets Inc.

388	Greenwich Street
New	York, NY 10013

Dear Sirs and Mesdames:

The undersigned understands that (1) Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Common Stock Representatives”) propose to enter into an Underwriting Agreement (the “Common Stock Underwriting Agreement”) with Genworth Financial, Inc., a Delaware corporation (the “Company”), and GE Financial Assurance Holdings, Inc., a Delaware corporation (the “Selling Stockholder”), providing for the public offering (the “Common Stock Offering”) of shares of Class A common stock, par value $0.001 per share, of the Company (the “Common Stock”), and (2) Citigroup Global Markets Inc. (the “SynDECS Representative”) propose to enter into an Underwriting Agreement (the “SynDECS Underwriting Agreement”, and together with the Common Stock Underwriting Agreement, the “Underwriting Agreements”) with the Company and the Selling Stockholder, providing for the public offering (the “SynDECS Offering”, and together with the Common Stock Offering, the “Public Offerings”) of Variable Rate Exchangeable Notes (the “SynDECS”), mandatorily exchangeable for Shares of Common Stock. The several underwriters of each Public Offering, including the Shares Representatives and the SynDECS Representative shall herein be referred to as the “Underwriters” .

To induce the Underwriters that may participate in the Public Offerings to continue their efforts in connection with the Public Offerings, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the underwriters of the Common Stock Offering, and Citigroup Global Markets Inc., on behalf of the underwriters of the SynDECS Offering, it will not, during the period commencing on the date hereof and ending 45 days after the date of the earlier of the final prospectuses relating to either of the Public Offerings (the “Lock-up Date”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that each of the undersigned may offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, up to, but not more than, an aggregate of 50,000 shares of Common Stock in one or more transactions commencing on the date hereof and ending 45 days after the Lock-up Date. The foregoing restrictions on transfer shall not apply to (a) the transfer of any shares of Common Stock to an immediate family member of the undersigned or to a trust where the beneficiaries of the trust are drawn solely from a group consisting of the undersigned and immediate family members of the undersigned, (b) the transfer of any shares of Common Stock to a transferee as a bona fide gift or gifts, or (c) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offerings; provided, however, that in the case of any transfer pursuant to clause (a) or (b) of this sentence, (i) the transferee agrees in writing to be bound by the terms of this agreement and (ii) no filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 45 day period referred to above). Immediate family member of a person means the spouse, lineal descendants, father, mother, brother, sister, father-in-law, mother-in-law, brother-in-law and sister-in-law of such person. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, on behalf of the underwriters of the Common Stock Offering, and CGMI, on behalf of the underwriters of the SynDECS Offering, it will not, during the period commencing on the date hereof and ending 45 days after the Lock-up Date, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that the Company, the Selling Stockholder and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offerings. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned understands that if the Underwriting Agreements shall not be entered into within 60 days of the date hereof or the Underwriting Agreements (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the shares of Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this agreement.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholder and the Underwriters.

Very truly yours,

(Name)

(Address)

EXHIBIT B

FORM OF U.S. COMPANY COUNSEL OPINION

1. The Company has been duly incorporated, is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Company Prospectus.

2. Each of Genworth Financial International Holdings, Inc. and General Electric Capital Assurance Company (each, a “Subsidiary”) is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

3. The authorized capital stock of the Company consists of 1,500,000,000 shares of Class A common stock, par value $0.001 per share, 700,000,000 shares of Class B common stock, par value $0.001 per share, and 100,000,000 shares of preferred stock, par value $0.001 per share. All the Principal Genworth Shares to be sold by the Selling Stockholder are duly authorized, validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and have not been issued in violation of any preemptive rights pursuant to law or in the Company’s Certificate of Incorporation.

4. All the outstanding shares of capital stock of each Subsidiary are owned of record by the Company or one of its subsidiaries. To our knowledge, such shares are also owned beneficially by the Company or one of its subsidiaries and are free and clear of all adverse claims, limitations on voting rights, options and other encumbrances.

5. The Company has all requisite corporate power and authority to execute and deliver the Underwriting Agreement and to perform its obligations thereunder. The execution, delivery and performance of the Underwriting Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company.

6. The execution and delivery by the Company of the Underwriting Agreement and the performance by the Company of its obligations thereunder will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of the Company, (ii) any of the terms, conditions or provisions of any document, agreement or other instrument filed as an exhibit to the Registration Statement, (iii) the laws of the State of New York, the corporate laws of the State of Delaware or federal law or regulation (other than federal and state securities or Blue Sky laws or insurance statutes or regulations, as to which we express no opinion in this paragraph), or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company or any of its subsidiaries of which we are aware.

7. No consent, approval, waiver, license or authorization or other action by or filing with any federal, New York or Delaware corporate governmental authority is required in connection with the execution and delivery by the Company of the Underwriting Agreement, the consummation by the Company of the transactions contemplated hereby or the performance by the Company of its obligations thereunder, except for those in connection with federal and state securities or Blue Sky laws or insurance statutes or regulations, as to which we express no opinion in this paragraph, and those already obtained or made.

8. The statements set forth in (A) the Company Prospectus under the captions “Description of Capital Stock,” and “Certain U.S. Federal Tax Consequences for Non-U.S. Holders,” (B) the Company Proxy Statement for the Company’s 2005 annual meeting of stockholders under the captions “Certain Relationships and Transactions” and “Executive Compensation — Approval of the 2004 Genworth Financial, Inc. Omnibus Incentive Plan” and (C) the Company Registration Statement in response to the requirements of Item 15 of Form S-3, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information required with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein in all material respects.

9. To our knowledge, there are no legal or governmental proceedings pending or overtly threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Company Registration Statement or the Company Prospectus and are not so described or any contracts or other documents that are required to be described in the Company Registration Statement or the Company Prospectus or to be filed or incorporated by reference as exhibits to the Company Registration Statement that are not described, filed or incorporated as required.

10. The Company Registration Statement has become effective under the Securities Act, and we are not aware of any stop order suspending the effectiveness of the Company Registration Statement.

11. The Principal Genworth Shares have been authorized for listing on the New York Stock Exchange, subject only to official notice of issuance, and have been registered under the Exchange Act.

2

FORM OF U.S. COMPANY COUNSEL LETTER

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information, and many determinations involved in the preparation of the Company Registration Statement and Company Prospectus are of a non-legal character. In addition, we have not undertaken any obligation to verify independently any of the factual matters set forth in the Company Registration Statement and Company Prospectus. Consequently, in this letter we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Company Registration Statement and Company Prospectus. Also, we do not make any statement herein with respect to any of the financial statements and related notes thereto, the financial statement schedules or the financial, statistical or accounting data contained in the Company Registration Statement and Company Prospectus.

We have reviewed the Company Registration Statement and Company Prospectus and we have participated in conferences with representatives of the Company, its independent public accountants, its special insurance regulatory counsel, its local counsel, you and your counsel, and the Selling Stockholder, at which conferences the contents of the Company Registration Statement and Company Prospectus and related matters were discussed.

Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, no facts have come to our attention which cause us to believe that (i) the Company Registration Statement or the Company Prospectus do not comply as to form in all material respects with the requirements of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, (ii) the Company Registration Statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or (iii) the Company Prospectus, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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EXHIBIT C

FORM OF U.S. COMPANY REGULATORY COUNSEL OPINION

1. Each subsidiary listed in Schedule A hereto (an “Insurance Subsidiary”) has the necessary permits, licenses and authorizations under the insurance laws and regulations of the jurisdiction set forth opposite such Insurance Subsidiary’s name on Schedule A hereto to conduct the lines of insurance business set forth opposite such Insurance Subsidiary’s name on Schedule A hereto, except where the failure to have such permits, licenses or authorizations would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

2. The Company is not, and after giving effect to the offering and sale of the Shares and the application of the net proceeds from such sale as described in the Company Prospectus under the caption “Use of Proceeds” will not be, required to register as an “investment company,” as such term is defined in the Investment Company Act of 1940.

3. The statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 under the caption “Item 1. Business — Regulation,” the Company Proxy Statement under the caption “Certain Relationships and Transactions — Reinsurance Transactions,” and the Company Prospectus under the caption “Risk Factors — Risks Relating to Our Mortgage Insurance Segment,” insofar as such statements purport to describe provisions of documents referred to therein, the Federal laws of the United States of America, the laws of the State of New York or the insurance laws and regulations of the Connecticut, Delaware, New York, North Carolina, South Carolina, Texas, Virginia and Wisconsin, fairly summarize such provisions or such laws in all material respects.

SCHEDULE A TO EXHIBIT C

	Insurance Subsidiaries	Jurisdiction of Domicile	Lines of Insurance Business
1.	American Mayflower Life Insurance Company of New York	New York	Life, Annuities and Accident and Health Insurance

2.	Federal Home Life Insurance Company	Virginia	Life, Annuities, Credit Accident and Sickness, Credit Life and Accident and Sickness

3.	FFRL Re Corp.	Virginia	Life, Annuities, Accident and Sickness, Variable Life and Variable Annuities

4.	First Colony Life Insurance Company	Virginia	Life, Credit Life, Annuities, Accident and Sickness, Industrial Life, Variable Life, Variable Annuities, Credit Accident and Sickness

5.	GE Capital Life Assurance Company of New York	New York	Life, Annuities and Accident and Health Insurance

6.	GE Group Life Assurance Company	Connecticut	Accident and Health, Reinsurance, Life Non- Participating

7.	GE Life and Annuity Assurance Company	Virginia	Life, Credit Life, Annuities, Accident and Sickness, Industrial Life, Variable Life, Variable Annuities, Credit Accident and Sickness

8.	GE Mortgage Reinsurance Corporation of North Carolina	North Carolina	Credit Insurance, subject to the following limitations: Restricted, no new business

9.	GE Residential Mortgage Insurance Corporation of North Carolina	North Carolina	Credit Insurance

10.	General Electric Capital Assurance Company	Delaware	Life, including annuities, Variable Annuities and Health

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11.	General Electric Home Equity Insurance Corporation of North Carolina	North Carolina	Credit Insurance, subject to the following limitations: Restricted, no new business

12.	General Electric Mortgage Insurance Corporation	North Carolina	Credit Insurance

13.	General Electric Mortgage Insurance Corporation of North Carolina	North Carolina	Credit Insurance

14.	Jamestown Life Insurance Company	Virginia	Life, Credit Life, Annuities, Accident and Sickness, Industrial Life, Variable Life, Variable Annuities, Credit Accident and Sickness

15.	Private Residential Mortgage Insurance Corporation	North Carolina	Credit Insurance

16.	Professional Insurance Company	Texas	Life; Accident and Health

17.	River Lake Insurance Company	South Carolina	Reinsurance of specified risks from First Colony Life Insurance Company

18.	Verex Assurance, Inc.	Wisconsin	Mortgage Insurance

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EXHIBIT D

FORM OF U.K. COMPANY COUNSEL OPINION

GE Mortgage Insurance Limited (the “UK Insurance Subsidiary”) is a company incorporated with limited liability under the laws of England and Wales, has been in continuous existence since 26th June 1991, and is not in liquidation and has the corporate power, and necessary UK Financial Services Authority (“FSA”) authorization to effect and carry out contracts of insurance in the United Kingdom in classes 14, 15 and 16 (credit, miscellaneous financial loss and suretyship).

The statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 under the captions “Item 1. Business — Regulation — U.K. Insurance Regulation” and “Regulation — Mortgage Insurance- International Regulation — United Kingdom and Continental Europe,” insofar as such statements purport to describe provisions of documents governed by the laws of England and Wales referred to therein or the laws of England and Wales, fairly summarize such provisions or laws, in all material respects.

EXHIBIT E

FORM OF COMPANY GENERAL COUNSEL OPINION

1. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

2. Each Designated Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or formation, has the full power and authority to own its property and to conduct its business as described in the Company Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

3. All of the issued shares of capital stock of the Company and each Designated Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned, with respect to each Designated Subsidiary, directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

4. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, any of the terms, conditions or provisions of any document, agreement or other instrument filed as an exhibit to the Company Registration Statement, or, to the best of my knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Principal Genworth Shares.

5. The Company and each Designated Subsidiary of the Company that is engaged in the business of insurance or reinsurance (each an “Insurance Subsidiary”, collectively the “Insurance Subsidiaries”) are duly licensed to conduct an insurance or reinsurance business, as the case may be, under the insurance statutes of each jurisdiction in which the conduct of its business requires such licensing, except for such jurisdictions in which the failure of the Company or the Insurance Subsidiaries to be so licensed would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

6. The statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and in the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2005 and June 30, 2005 under the captions “Legal

Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Our corporate reorganization,” in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, as of the date such reports were filed with the Securities and Exchange Commission and as of the date hereof (with respect to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005), fairly presented or present the information called for with respect to such legal matters, documents and proceedings and fairly summarized or summarize the matters referred to therein in all material respects.

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EXHIBIT F

FORM OF AUSTRALIAN COMPANY COUNSEL OPINION

1. GE Mortgage Insurance Company Pty Limited (“GEMICO”) and each of its related companies – GE Mortgage Insurance Holdings Pty Limited, GE Mortgage Insurance Finance Holdings Pty Limited and GE Mortgage Insurance Finance Pty Limited (collectively, the “Genworth Australia Entities”) have been duly incorporated, are validly existing as corporations in good standing under the laws of the State of Victoria, Australia, have the corporate power, necessary permits, licenses, approvals and authority to own their own property and (in the case of GEMICO) to conduct its business as carried on as of the date hereof.

2. All of the issued shares of capital stock of each of the Genworth Australia Entities have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

The statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 under the caption “Item 1. Business — Regulation — Mortgage Insurance — International regulation — Australia” insofar as such statements purport to describe Australian legal matters, documents or proceedings referred to therein, fairly summarize such legal matters, documents and proceedings in all material respects.

EXHIBIT G

FORM OF CANADIAN COMPANY COUNSEL OPINION

1. Genworth Financial Mortgage Insurance Company Canada (“GFMICC”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of Canada and has the corporate power, necessary permits, licenses, approvals and authority to own its own property and to conduct its business as carried on as of the date hereof.

2. All of the issued shares of capital stock of GFMICC have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

3. The statements set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 under the captions “Item 1. Business — Regulations — Mortgage Insurance — International regulation — Canada” and “Item 1. Business — International mortgage insurance — Canada” insofar as such statements purport to describe Canadian legal matters, documents or proceedings referred to therein, fairly summarize such legal matters, documents and proceedings in all material respects.

EXHIBIT H

FORM OF U.S. SELLING STOCKHOLDER COUNSEL OPINION

1. The Selling Stockholder has all requisite corporate power and authority to execute and deliver the Underwriting Agreement and to perform its obligations thereunder. The execution, delivery and performance of the Underwriting Agreement by the Selling Stockholder have been duly authorized by all necessary corporate action on the part of the Selling Stockholder.

2. The execution and delivery by the Selling Stockholder of the Underwriting Agreement and the performance by the Selling Stockholder of its obligations thereunder will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of the Selling Stockholder, (ii) any of the terms, conditions or provisions of any document, agreement or other instrument listed as an exhibit to the Company Registration Statement and to which the Selling Stockholder is party, (iii) the laws of the State of New York, the corporate laws of the State of Delaware or federal law or regulation (other than federal and state securities or Blue Sky laws or insurance statutes or regulations, as to which we express no opinion in this paragraph), or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Selling Stockholder of which we are aware.

3. No consent, approval, waiver, license or authorization or other action by or filing with any federal, New York or Delaware corporate governmental authority is required in connection with the execution and delivery by the Selling Stockholder of the Underwriting Agreement, the consummation by the Selling Stockholder of the transactions contemplated thereby or the performance by the Selling Stockholder of its obligations thereunder, except for those in connection with federal and state securities or Blue Sky laws or insurance statutes or regulations, as to which we express no opinion in this paragraph, and those already obtained or made.

4. The Principal Genworth Shares are owned of record by the Selling Stockholder. To our knowledge, the Principal Genworth Shares are also owned beneficially by the Selling Stockholder and are free and clear of all adverse claims, options and other encumbrances.

5. Assuming that CGMI acquires the Principal Genworth Shares being sold to it pursuant to the Underwriting Agreement without notice of an adverse claim thereto, upon (a)(i) indication by the Depositary Trust Company (the “DTC”) by book entry that the Principal Genworth Shares have been credited to CGMI’s securities account at DTC or (ii) DTC’s acquisition of such Shares for CGMI and acceptance of such Principal Genworth Shares for CGMI’s securities account (assuming in either such case that DTC does not have notice of any adverse claim) and (b) payment therefor in accordance with the terms of the Underwriting Agreement, (x) DTC shall be a protected purchaser of such Principal Genworth Shares, (y) CGMI will acquire a valid security entitlement in respect of such Principal Genworth Shares, and

(z) no action based on an adverse claim may be validly asserted against CGMI with respect to its interest in such Principal Genworth Shares. For purposes of this paragraph, the terms “adverse claim,” “notice of an adverse claim,” “protected purchaser,” “securities account” and “security entitlement” have the respective meanings ascribed thereto in Sections 8-102(a)(1), 8-102(a)(17), 8-105, 8-303 and 8-501 of the Uniform Commercial Code in effect in the State of New York.

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